Exhibit 10.3

SECOND AMENDMENT TO CREDIT AND GUARANTY AGREEMENT

THIS SECOND AMENDMENT TO CREDIT AND GUARANTY AGREEMENT (this “Amendment”) is entered into as of March 23, 2020, by and among Driftwood Holdings LP (f/k/a Driftwood Holdings LLC), a Delaware limited partnership, as borrower (the “Borrower”), each of the Guarantors party hereto, each of the Lenders that is a signatory hereto, and Wilmington Trust, National Association, as administrative agent (in such capacity, together with its successors and permitted assigns in such capacity, the “Administrative Agent”). Capitalized terms used and not otherwise defined herein shall have the meanings given to them in the Credit Agreement (as defined below).

RECITALS

A.            The Borrower, the Administrative Agent, the Guarantors from time to time party thereto, the lenders from time to time party thereto as lenders (the “Lenders”), and Wilmington Trust, National Association, as Collateral Agent, have entered into that certain Credit and Guaranty Agreement, dated as of May 23, 2019, as amended by that certain First Amendment to Credit and Guaranty Agreement, dated as of February 28, 2020 (as further amended, restated, amended and restated, supplemented or otherwise modified from time to time in accordance with its provisions prior to the date hereof, the “Credit Agreement”).

B.            The Borrower wishes to amend, and the Lenders party hereto, constituting all of the Lenders, are willing to amend, the Credit Agreement and the other Financing Documents on the terms and subject to the conditions set forth herein.

C.            In addition, in exchange for terminating certain obligations of the Borrower under the Credit Agreement, Tellurian hereby agrees to issue (or cause to be issued), and the Borrower hereby agrees to cause Tellurian to issue (or cause to be issued), to the Lenders, and the Lenders, constituting all of the Lenders, are willing to accept from Tellurian, a certain amount of Tellurian’s common stock, $0.01 par value per share (“Tellurian Stock”), that are issued in unregistered form under the U.S. Securities Act of 1933, as amended from time to time (the “Securities Act”), provided that Tellurian agrees to register any shares of Tellurian Stock issued to the Lenders in accordance with the Credit Agreement pursuant to its effective registration statement on Form S-3 filed with the Securities and Exchange Commission on January 3, 2020 (as amended from time to time, the “Registration Statement”).

D.            Pursuant to Section 10.02(b) of the Credit Agreement, each amendment to the Credit Agreement set forth herein shall not be effective unless set forth in a writing signed by the Borrower and each Lender affected by such amendment and acknowledged by the Administrative Agent.

NOW THEREFORE, in consideration of the premises set forth above and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.            Amendments to Credit Agreement. The Borrower and the Lenders party hereto (constituting collectively all of the Lenders) hereby agree to amend the Credit Agreement on the Second Amendment Effective Date (as defined below) as follows:

(a)	Section 1.01 of the Credit Agreement is hereby amended by adding the following new definitions in the appropriate alphabetical order:

“Monthly Payment Date” means: (a) the Second Amendment Effective Date; and (b) the last Business Day of each month, the first of which shall be the first such day after the Second Amendment Effective Date.

“Registration Statement” shall have the meaning set forth in the Second Amendment.

“Second Amendment” shall mean the Second Amendment to Credit and Guaranty Agreement, dated as of March 23, 2020, among the Borrower, the Lenders party thereto, and the Administrative Agent.

“Second Amendment Effective Date” shall have the meaning set forth in the Second Amendment.

“Securities Act” shall have the meaning set forth in the Second Amendment.

“Shares” shall have the meaning set forth in the Second Amendment.

“Tellurian Stock” shall have the meaning set forth in the Second Amendment.

(b)	Each reference to the defined terms “Final Payment Fee” and “Final Payment Fee Event” in the Credit Agreement is hereby deleted, and Section 1.01 of the Credit Agreement is hereby amended by deleting the defined terms “Final Payment Fee” and “Final Payment Fee Event” therefrom in their entirety.

(c)	The defined term “Interest Rate” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“ “Interest Rate” means: (a) prior to the Second Amendment Effective Date, a rate per annum equal to 12.0%; and (b) on and after the Second Amendment Effective Date, a rate per annum equal to 16.0%.”

(d)	The defined term “NCS Warrant Agreement” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“ “NCS Warrant Agreement” means that certain Amended and Restated Common Stock Purchase Warrant, dated as of the Second Amendment Effective Date, issued by Tellurian to Nineteen77 Capital Solutions A LP, as amended, restated or otherwise modified from time to time.”

(e)	The defined term “Outside Date” in Section 1.01 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“ “Outside Date” means November 23, 2021.”

(f)	The defined term “Post-Default Rate” in Section 1.01 of the Credit Agreement is hereby amended by deleting “2.00%” therefrom and replacing it with “5.00%”.

(g)	Each reference to the defined term “Quarterly Date” in the Credit Agreement is hereby deleted and replaced with the defined term “Monthly Payment Date”, and Section 1.01 of the Credit Agreement is hereby amended by deleting the defined term “Quarterly Date” therefrom in its entirety.

(h)	Section 2.05(a) of the Credit Agreement is hereby amended by adding the following sentence to the end of such section:

“Notwithstanding the foregoing, after the Second Amendment Effective Date, the Borrower may, from time to time upon at least three (3) Business Days’ prior written notice to the Administrative Agent stating the prepayment date, prepay the Loans in accordance with this Section 2.05(a) in a principal amount of $500,000 (or a whole multiple thereof), or the entire principal amount of the Loans then outstanding if such amount is less than $500,000.”

(i)	Section 2.05(c)(iv) of the Credit Agreement is hereby deleted in its entirety.

(j)	Section 2.07(e) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“(e)      Payment in Kind.

(i)            With respect to all interest that accrued on the Loans hereunder from December 31, 2019 up to, but excluding, the Second Amendment Effective Date, the Borrower shall pay 66.666667% of such interest in cash (i.e., $1,416,029.55), and 33.333333% of such interest in kind (i.e., $708,014.78) to be paid according to Section 2(c) of the Second Amendment, on the Second Amendment Effective Date (which date shall be considered a Monthly Payment Date for purposes of Sections 2.07(c) and (f)). The portion of the Interest Rate not paid in kind on the Second Amendment Effective Date shall be paid in cash on the Second Amendment Effective Date.

(ii)            With respect to interest accruing on and after the Second Amendment Effective Date, the Borrower may pay up to 8.00% per annum of the Interest Rate that is due in kind (in lieu of payment in cash) on each applicable Monthly Payment Date, by written election of the Borrower to the Administrative Agent at least five (5) Business Days prior to such Monthly Payment Date. The aggregate outstanding principal amount of the Loan shall be automatically increased on each such Monthly Payment Date by the amount of such interest paid in kind. For the avoidance of doubt, the portion of the Interest Rate not paid in kind shall be paid in cash.”

(k)	Section 5.10 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“Section 5.10 [Reserved].”

(l)	Section 5.11 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“Section 5.11 Notices.

(a)            Commencing on the Second Amendment Effective Date, the Borrower shall not provide notices to the Administrative Agent and the Lenders in accordance with this clause (a); provided that notwithstanding the foregoing, each Lender may, from time to time by delivering a written notice to the Borrower and the Administrative Agent, elect to receive, or to not receive, notice from the Borrower (in accordance with this clause (a)) of the occurrence of any of the events set forth in clauses (a)(i) through (a)(iii) below. If a Lender has elected to receive notices pursuant to this clause (a), and has not revoked such election in accordance with this clause (a), then, upon an Authorized Representative of any Loan Party obtaining knowledge thereof, the Borrower shall promptly (and in any event within 5 Business Days) give written notice to the Administrative Agent and each Lender of:

(i)            notice of the occurrence of any default under any of the Material Project Documents;

(ii)          details of any change of Applicable Law that would reasonably be expected to have a material and adverse effect on the business or operations of any Loan Party; and

(iii)        any Environmental Claim by any Person against, or with respect to the activities of, ProductionCo, the Loan Parties, or the Project, and any alleged violation of or noncompliance with any Environmental Laws or any Authorizations required by Environmental Laws applicable to ProductionCo, any Loan Party, or the Project that, if adversely determined, could reasonably be expected to have a Material Adverse Effect.

(b)            The Borrower shall promptly (and in any event within 5 Business Days) upon an Authorized Representative of any Loan Party obtaining knowledge thereof, give written notice to the Administrative Agent and each Lender of the occurrence of a Default or an Event of Default.”

(m)	Section 5.18(c) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“(c)     The Loan Parties shall cause the aggregate amount of cash on deposit in the Collateral Accounts, as of the last day of each calendar month, to equal or exceed $12,000,000. On the first Business Day of each calendar month, the Borrower shall deliver a certificate to the Administrative Agent, in the form attached hereto as Exhibit H, certifying that the Loan Parties were in compliance or were not in compliance with the requirements of this Section 5.18(c) as of the last day of the preceding calendar month.”

(n)	Section 5.20 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“Section 5.20 [Reserved].”

(o)	Section 5.24(a) of the Credit Agreement is hereby amended by replacing the reference to “November 1, 2019” therein with “November 1, 2020”.

(p)	Section 6.04 of the Credit Agreement is hereby amended by:

(i)	deleting the text in clause (b) thereof and replacing it with “[reserved]”;

(ii)	adding the parenthetical phrase “(other than ProductionCo or any of its Subsidiaries)” after the phrase “Subsidiary of Tellurian” in clause (f) thereof; and

(iii)	adding the parenthetical phrase “(other than ProductionCo or any of its Subsidiaries)” after the phrase “Subsidiary of Tellurian” in clause (g) thereof.

(q)	Section 7.01(d) of the Credit Agreement is hereby amended by:

(i)	deleting the phrase “5.18(c) (with respect to the first sentence only),” from clause (i) thereof;

(ii)	replacing clause (ii) thereof with the following:

“(ii)            Section 5.18(c) (with respect to the first sentence only), and such failure has continued unremedied for a period of more than five (5) Business Days;”.

(r)	The ultimate paragraph of Section 7.01 of the Credit Agreement is hereby amended by adding the following phrase immediately after the word “then” at the beginning of such paragraph:

“: (x) the Borrower shall, within one (1) Business Day after the Administrative Agent or any Lender directs the Borrower to do so in writing, notify the public of the occurrence of such Event of Default hereunder by filing a Form 8-K relating to such Event of Default with the United States Securities and Exchange Commission; and (y)”.

(s)	Exhibit H to the Credit Agreement is hereby deleted in its entirety and replaced with a new Exhibit H in the form attached hereto as Exhibit 1.

(t)	Exhibit I to the Credit Agreement is hereby deleted in its entirety.

2.            Conditions. The amendments to the Credit Agreement set forth in Section 1 above shall not become effective until the date (the “Second Amendment Effective Date”) on which all of the following conditions have been satisfied:

(a)	the Borrower, each Lender party hereto (constituting all of the Lenders), each Guarantor, and the Administrative Agent have delivered their fully executed signature pages hereto;

(b)	the Borrower shall have prepaid the Loans on a pro rata basis pursuant to Section 2.05(a) of the Credit Agreement, as amended by this Amendment, in an aggregate principal amount at least equal to $2,000,000, plus any and all accrued but unpaid Cash Interest, fees, and expenses relating to the Loans;

(c)	in consideration for the termination of the Borrower’s obligation to pay the Final Payment Fee to the Lenders under the Credit Agreement and to repay all interest that was paid in kind and added as principal to the Loans on or prior to the Second Amendment Effective Date (including pursuant to Section 2.07(e)(i) of the Credit Agreement, as amended by this Amendment), Tellurian shall, and the Borrower shall cause Tellurian to, after or substantially concurrently with the satisfaction of the condition set forth in Section 2(b) above, issue, or have issued on its behalf, to the Lenders 11,019,298 shares of Tellurian Stock. On the Second Amendment Effective Date following the issuance of shares of Tellurian Stock to the Lenders pursuant to the Credit Agreement, the Company shall file with the United States Securities and Exchange Commission a prospectus supplement to a prospectus accompanying the Registration Statement relating to the resale by the Lenders of such shares of Tellurian Stock;

(d)	each of the representations and warranties contained in Section 4 of this Amendment shall be true and correct on the Second Amendment Effective Date as set forth in Section 4 of this Amendment; and

(e)	the Borrower shall have paid all reasonable and documented out-of-pocket costs and expenses, including the reasonable and documented fees of Latham and Watkins LLP, counsel to the Lenders, required to be reimbursed or paid by the Borrower under the Credit Agreement in connection with this Amendment.

3.            Covenants.

(a)            The Borrower shall make a prepayment of the Loans pursuant to Section 2.05(a) of the Credit Agreement of at least $3,000,000 within thirty (30) days after the Second Amendment Effective Date.

(b)            On the Second Amendment Effective Date following the issuance of shares of Tellurian Stock to the Lenders pursuant to the Credit Agreement, Tellurian shall file with the Securities and Exchange Commission a prospectus supplement under its Registration Statement for the purpose of registering the resale of all of the shares of Tellurian Stock to be issued pursuant to: (i) Section 2(c) of this Amendment; and (ii) the NSC Warrant Agreement (collectively, the “Shares”). Tellurian shall prepare and file with the Securities and Exchange Commission such amendments and supplements to the Registration Statement and the prospectus used in connection therewith as may be necessary to keep the Registration Statement continuously effective for a period ending when all of the Shares have been issued. If at any time when Tellurian is required to re-evaluate its status as a “well-known seasoned issuer” as defined under Rule 405 under the Securities Act, Tellurian determines that it is not a “well-known seasoned issuer,” Tellurian shall use its commercially reasonable efforts to refile a registration statement on Form S-3 and, if such form is not available, Form S-1, and keep such registration statement effective during the period during which such registration statement is required to be kept effective under this Section 3(b). In the event of the issuance of any stop order suspending the effectiveness of the Registration Statement, or the issuance of any order suspending or preventing the use of any related prospectus or suspending the qualification of any Shares, Tellurian shall promptly notify the Lenders and use commercially reasonable efforts promptly to obtain the withdrawal of such order.

(c)            Subsequent to the issuance and registration of any Shares, Tellurian shall take such further action as the Lenders may reasonably request in the cooperation of the sale of the Shares by the Lenders, including: (i) instructing the transfer agent for the Tellurian Stock to remove restrictive legends from any Shares; and (ii) cooperating with the Lenders to facilitate the transfer of such Shares securities through the facilities of The Depository Trust Company, in such amounts and credited to such accounts as such Lenders may request.

(d)            Tellurian shall use its commercially reasonable efforts: (i) to list for trading, subject to official notice of issuance, the Shares on the Nasdaq Capital Market; and (ii) to maintain the listing of the Shares on the Nasdaq Capital Market.

4.            Representations and Warranties.

(a)            The Borrower represents and warrants to the Administrative Agent and each Lender that, as of the Second Amendment Effective Date, both immediately before and immediately after giving effect to this Amendment: (i) each representation and warranty of each of the Loan Parties and Tellurian set forth in the Financing Documents is true and correct in all material respects (unless such representation or warranty is already qualified by materiality or Material Adverse Effect, in which case such representation or warranty shall be true and correct in all respects); provided that if any such representation or warranty relates solely to an earlier date, then such representation or warranty shall be true and correct in all material respects as of such earlier date; and (ii) no Default or Event of Default has occurred and is continuing; and

(b)            Tellurian and the Borrower represent and warrant to the Administrative Agent and each Lender that, as of the date of each issuance: (i) each share of Tellurian Stock issued to the Lenders hereunder will be duly and validly authorized and issued, and fully paid and non-assessable; (ii) each share of Tellurian Stock issued to the Lenders hereunder will be unregistered under the Securities Act; and (iii) such consents, approvals, authorizations, orders, registrations or qualifications as may be required by the Financial Industry Regulatory Authority, Inc. and under applicable state securities laws or Blue Sky laws in connection with the issuance of each share of Tellurian Stock issued to the Lenders hereunder will be obtained.

5.            Scope of Amendment; Reaffirmation. From and after the Second Amendment Effective Date, all references to the Credit Agreement shall refer to the Credit Agreement as amended by this Amendment. Except as expressly provided by this Amendment, all of the terms and provisions of the Financing Documents are unchanged and shall remain in full force and effect. This Amendment is a Financing Document. However, in the event of any inconsistency between the terms of the Credit Agreement (as amended by this Amendment) and any other Financing Document, the terms of the Credit Agreement shall control and such other document shall be deemed to be amended to conform to the terms of the Credit Agreement. Each of the Guarantors acknowledges that its consent to this Amendment is not required, but each of the undersigned nevertheless does hereby agree and consent to this Amendment, and the documents and agreements referred to herein. Each of the Guarantors agrees and acknowledges that (i) notwithstanding the effectiveness of this Amendment, such Guarantor’s guaranty (as applicable) and grant of Liens and security interests (as applicable) under the Financing Documents to which it is a party shall remain in full force and effect and shall apply to the Obligations as amended hereby and (ii) nothing herein shall in any way limit any of the terms or provisions of such Guarantor’s guaranty (as applicable) or grant of Liens and security interests (as applicable) to the Collateral Agent or any other Financing Document executed by such Guarantor, all of which are hereby ratified, confirmed and affirmed in all respects after giving effect to this Amendment. Each of the Guarantors hereby agrees and acknowledges that no other agreement, instrument, consent, or document shall be required to give effect to this Section 5. Each of the Guarantors hereby further acknowledges that the Borrower, the Administrative Agent and any Lender may, in accordance with the terms of the Credit Agreement, from time to time enter into any further amendments, modifications, terminations and/or waivers of any provisions of the Financing Documents without notice to or consent from such Guarantors and without affecting the validity or enforceability of such Guarantor’s guaranty or grant of Liens and security interests under the Financing Documents or giving rise to any reduction, limitation, impairment, discharge or termination of such Guarantor’s guaranty or grant of Liens and security interests under the Financing Documents.

6.            Miscellaneous.

(a)            No Waiver of Defaults. Except as expressly set forth herein, this Amendment does not constitute: (i) a waiver of, or a consent to: (A) any provision of the Credit Agreement or any other Financing Document; or (B) any present or future violation of, or default under, any provision of the Financing Documents; or (ii) a waiver of the Administrative Agent’s or any Lender’s right to insist upon future compliance with each term, covenant, condition and provision of the Financing Documents.

(b)            Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

(c)            Waiver of Jury Trial. EACH PARTY HERETO KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVES ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AMENDMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN), OR ACTIONS OF SUCH PARTY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR EACH PARTY TO ENTER INTO THIS AMENDMENT.

(d)           Counterparts. This Amendment may be executed on any number of separate counterparts, by facsimile or electronic mail, and all of said counterparts taken together shall be deemed to constitute one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signatures are physically attached to the same document. A facsimile or portable document format (“pdf”) signature page shall constitute an original for purposes hereof.

(e)            Headings. The Section headings used herein have been inserted in this Amendment as a matter of convenience for reference only, and it is agreed that such Section headings are not a part of this Amendment and shall not be used in the interpretation of any provision of this Amendment.

(f)            Severability. In case any one or more of the provisions contained in this Amendment should be invalid, illegal, or unenforceable in any respect, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby, and the parties hereto shall enter into good faith negotiations to replace the invalid, illegal, or unenforceable provision.

(g)            Indemnification of Lenders.

(i)            The Borrower shall indemnify and hold harmless, to the extent permitted by law, each Lender, such Lender’s officers, directors, managers, employees, partners, stockholders, members, trustees, affiliates, agents and representatives, and each person who controls such Lender (within the meaning of the Securities Act) (the “Holder Indemnified Parties”) against all losses, claims, actions, damages, liabilities, and expenses (including with respect to actions or proceedings, whether commenced or threatened, and including reasonable attorney fees and expenses) caused by, resulting from, arising out of, based upon or related to any of the following statements, omissions, or violations (each a “Violation”) by the Borrower: (i) any untrue or alleged untrue statement of material fact contained in: (A) the Registration Statement, any other registration statement, prospectus, preliminary prospectus, or free writing prospectus, or any amendment thereof or supplement thereto; or (B) any application or other document or communication (in this clause (g), collectively called an “application”) executed by or on behalf of the Borrower or based upon written information furnished by or on behalf of the Borrower filed in any jurisdiction in order to qualify any Shares covered by such registration under the securities laws thereof; (ii) any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading; or (iii) any violation or alleged violation by the Borrower of the Securities Act or any other similar federal or state securities laws or any rule or regulation promulgated thereunder applicable to the Borrower and relating to action or inaction required of the Borrower in connection with any such registration, qualification or compliance. In addition, the Borrower will reimburse such Lender for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such losses.

(ii)             Any person entitled to indemnification hereunder shall: (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall impair any person’s right to indemnification hereunder only to the extent such failure has prejudiced the indemnifying party); and (ii) unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent shall not be unreasonably withheld, conditioned, or delayed). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim. In such instance, the conflicted indemnified parties shall have a right to retain one separate counsel, chosen by the Lenders representing a majority of the Shares included in the registration if such Lenders are indemnified parties, at the expense of the indemnifying party.

(iii)            No indemnifying party shall, except with the consent of the indemnified party, consent to the entry of any judgment or enter into any settlement that does not include as an unconditional term thereof giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation. Notwithstanding anything to the contrary in this clause (g), an indemnifying party shall not be liable for any amounts paid in settlement of any loss, claim, damage, liability, or action if such settlement is effected without the consent of the indemnifying party, such consent not to be unreasonably withheld, conditioned, or delayed.

(iv)            The indemnification and contribution provided for under this Amendment shall be in addition to any other rights to indemnification or contribution that any indemnified party may have pursuant to law or contract and shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director, or controlling person of such indemnified party, and shall survive the transfer of the Shares and the termination or expiration of the Credit Agreement.

(h)            Administrative Agent Instructions and Indemnification. By signing below, each of the Lenders hereby directs the Administrative Agent to execute this Amendment. The provisions of Sections 8.01 and 10.03 of the Credit Agreement shall apply in respect of the actions of the Administrative Agent taken pursuant to this Amendment.

(i)            Recitals. The Recitals to this Agreement are hereby incorporated and made a part hereof and are an integral part of this Agreement.

(j)            Entirety. The Credit Agreement (as amended hereby) and the other Financing Documents constitute the entire contract between the parties hereto relative to the subject matter hereof.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

This Amendment is executed as of the date set out in the preamble to this Amendment.

DRIFTWOOD HOLDINGS LP,
a Delaware limited partnership,
as the Borrower

By: Driftwood GP Holdings LLC, its general partner

By:	/s/ Graham McArthur
Name:	Graham McArthur
Title:	Treasurer

DRIFTWOOD HOLDCO LLC,
as a Guarantor

By:	/s/ Graham McArthur
Name:	Graham McArthur
Title:	Treasurer

TELLURIAN PIPELINE LLC,
as a Guarantor

By:	/s/ Graham McArthur
Name:	Graham McArthur
Title:	Treasurer

DRIFTWOOD PIPELINE LLC,
as a Guarantor

By:	/s/ Graham McArthur
Name:	Graham McArthur
Title:	Treasurer

[Signature Page to Second Amendment to Credit Agreement]

HAYNESVILLE GLOBAL ACCESS PIPELINE LLC,
as a Guarantor

By:	/s/ Graham McArthur
Name:	Graham McArthur
Title:	Treasurer

PERMIAN GLOBAL ACCESS PIPELINE LLC,
as a Guarantor

By:	/s/ Graham McArthur
Name:	Graham McArthur
Title:	Treasurer

TELLURIAN LNG LLC,
as a Guarantor

By:	/s/ Graham McArthur
Name:	Graham McArthur
Title:	Treasurer

DRIFTWOOD LNG TUG SERVICES LLC,
as a Guarantor

By:	/s/ Graham McArthur
Name:	Graham McArthur
Title:	Treasurer

DRIFTWOOD LNG LLC,
as a Guarantor

By:	/s/ Graham McArthur
Name:	Graham McArthur
Title:	Treasurer

[Signature Page to Second Amendment to Credit Agreement]

DRIFTWOOD GP HOLDINGS LLC,
as a Guarantor

By:	/s/ Graham McArthur
Name:	Graham McArthur
Title:	Treasurer

DRIFTWOOD LP HOLDINGS LLC,
as a Guarantor

By:	/s/ Graham McArthur
Name:	Graham McArthur
Title:	Treasurer

TELLURIAN INC.,
as a Guarantor

By:	/s/ Graham McArthur
Name:	Graham McArthur
Title:	Senior Vice President, Treasurer

TELLURIAN INVESTMENTS LLC,
as a Guarantor

By:	/s/ Graham McArthur
Name:	Graham McArthur
Title:	Treasurer

[Signature Page to Second Amendment to Credit Agreement]

NINETEEN77 CAPITAL SOLUTIONS A LP,
as a Lender

By:	UBS O’Connor LLC, its investment manager

	By:	/s/ Rodrigo Trelles
	Name:	Rodrigo Trelles
	Title:	Managing Director

	By:	/s/ Baxter Wasson
	Name:	Baxter Wasson
	Title:	Managing Director

[Signature Page to Second Amendment to Credit Agreement]

Acknowledged and agreed by:

WILMINGTON TRUST, NATIONAL ASSOCIATION,
as Administrative Agent

By:	/s/ Amanda Berg
Name:	Amanda Berg
Title:	Banking Officer

[Signature Page to Second Amendment to Credit Agreement]

Exhibit 1

New Exhibit H to the Credit Agreement

[See attached]

EXHIBIT H

TO

CREDIT AGREEMENT

Form of Compliance Certificate

[INSERT DATE]

Wilmington Trust, National Association, as Administrative Agent

50 South Sixth Street, Suite 1290

Minneapolis, MN 55402

Attention: Nikki Kroll

Email: nkroll@wilmingtontrust.com

RE:     Driftwood Holdings LLC

Ladies and Gentlemen:

The undersigned hereby delivers this Compliance Certificate pursuant to Section 5.18(c) of that certain Credit and Guaranty Agreement, dated as of May 23, 2019 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among, Driftwood Holdings LP, a Delaware limited partnership (f/k/a Driftwood Holdings LLC) (the “Borrower”), the Guarantors party thereto from time to time, the Lenders from time to time party thereto, the Administrative Agent, and the Collateral Agent. All capitalized terms used herein shall have the respective meanings specified in the Credit Agreement unless otherwise defined herein or unless the context requires otherwise.

The undersigned hereby certifies to the Administrative Agent and the Lenders that, as of the last day of the previous month, the Loan Parties were in compliance with Section 5.18(c) of the Credit Agreement.

DRIFTWOOD HOLDINGS LP,
as the Borrower

By:
Name:
Title:

Exhibit H-1